EXHIBIT 99.1
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                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT
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     This Amended and Restated Employment Agreement (the "Employment Agreement")
is made and entered into as of the 6th day of June, 2003 (the "Execution Date"), by and between N-Viro International Corporation, a Delaware corporation (the "Company"), and Michael G. Nicholson, an individual ("Employee").

                              W I T N E S S E T H:
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          WHEREAS,  the Company owns and licenses the N-Viro Process, a patented technology to treat and recycle wastewater sludge and other bio-organic wastes, utilizing certain alkaline and mineral by-products produced by cement, lime, electric utilities and other industries (such activities, together with all other activities of the Company and/or its subsidiaries or affiliates, as conducted at or prior to the termination of this Employment Agreement, and any future activities reasonably related thereto that are contemplated by the Company and/or its subsidiaries or affiliates at the termination of this Employment Agreement identified in writing by the Company to Employee at the date of such termination, are hereinafter collectively referred to as the "Business Activities");
          WHEREAS, the Company and Employee entered into an Employment Agreement as of October 20, 1993 (the "First Employment Agreement"); and,
          WHEREAS, the Company and Employee desires to amend and restate the First Employment Agreement upon the terms and subject to the terms and conditions set forth in this Employment Agreement.
          NOW, THEREFORE, in consideration of the premises, the mutual promises, covenants and conditions herein contained and in the First Employment Agreement and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

          Section 1. First Employment Agreement. Effective as of the Execution Date, the First Employment Agreement shall be canceled and terminated and of no further legal force or effect and this Employment Agreement shall be in full legal force and effect until otherwise amended, modified, supplemented or terminated in accordance with the terms of this Employment Agreement.

          Section 2. Employment. During the Employment Period (as hereinafter defined), the Company shall employ Employee, and Employee shall accept employment with the Company, all upon the terms and subject to the conditions set forth in this Employment Agreement.

          Section 3. Capacity and Duties. Employee shall be employed in the capacity of Chief Operating Officer of the Company and its subsidiaries and affiliates and shall have such other duties, responsibilities and authorities as are assigned to him by the CEO and the Board of Directors of the Company (the "Board") so long as such additional duties, responsibilities and authorities are consistent with Employee's position and level of authority as Chief Operating Officer of the Company. Employee shall report directly to the Chief Executive
Officer of the Company. Subject to the control and general directions of the Chief Executive Officer of the Company and the general policies and guidelines established by the Board and except as otherwise herein provided, Employee shall devote all of his business time, best efforts and attention to promote and advance the business of the Company and its subsidiaries and affiliates and to perform diligently and faithfully all the duties, responsibilities and obligations of Employee to be performed by him under this Employment Agreement. Employee's duties shall include the on-going management and oversight of the general business affairs and operations of the Company and its subsidiaries and affiliates and shall include, but not be limited to, business development, sales and marketing, and general promotion, national policy and governmental regulations and relations including those relating to water and the environment. So long as Employee is employed by the Company, the Company shall use its best efforts to cause the Nominating Committee of the Board or the Board, if there is no Nominating Committee of the Board, to nominate Employee for reelection as a director of the Company for a two year term upon expiration of his current term as a director of the Company and, if so nominated, Employee shall consent to serve as a director if elected so long as that the company provides adequate directors and officers insurance. If the company chooses to eliminate the directors and officers insurance the employee may serve on the board at the employees option. During the Employment Period, Employee shall not be employed in any other business activity, whether or not such activity is pursued for gain, profit or other pecuniary advantage; provided, however, that this restriction shall not be construed as preventing Employee from (i) investing his personal assets in a business that is not engaged in any Business Activities, where the form or manner of such investment will not require services of any significance on the part of Employee in the operation of the affairs of the business in which such investment is made and in which his participation is solely that of a passive investor or advisor or (ii) being engaged in those activities listed on Exhibit 2 attached hereto; provided further, however, that the activities described in clause (ii) of this sentence shall not unreasonably interfere with Employee's performance of his obligations under this Employment Agreement.

          Section 4. Term of Employment. The term of employment of Employee by the Company pursuant to this Employment Agreement shall be for the period of four years(the "Employment Period") commencing on the execution date (the "Commencement Date") and ending on June 6th 2007 or such earlier date that Employee's employment is terminated or later date that Employee's employment is extended in accordance with the provisions of this Employment Agreement (the "Termination Date"). At least 120 days prior to expiration of this Agreement, the parties shall endeavor to come to terms for renewal of the Agreement. This Agreement shall not self renew absent a writing to the opposite effect.

          Section 5. Place of Employment. Employee's principal place of work shall be located at the principal offices of the Company in the Toledo, Ohio area. The Company and Employee acknowledge that Employee's principal place of work is consistent with the extensive national and international business travel which may be required of Employee in connection with the performance of his duties, responsibilities and authorities under this Agreement. The Employee will not be required to relocate during the terms of this Agreement. Travel:
Wherever  practicable,  the  Employee  will  not  be required to travel over the weekends while on business within the USA. Employee will be required to travel over one (1) weekend per any 30-day period while on International business.

          Section 6. Compensation. During the Employment Period, subject to all the terms and conditions of this Employment Agreement and, except as otherwise provided in Sections 10 or 11, as the case may be, as compensation for all services to be rendered by Employee under this Employment Agreement, the Company shall pay to or provide Employee with the following:

     6.01 Base Salary. The Company shall pay to Employee a base annual salary (the "Base Salary") at the rate of at least $110,000.00per year from the Commencement Date through June 6, 2007 , payable at such intervals (at least monthly) as salaries are paid generally to other executive officers of the Company. On or before January 1, 2004 and on or before each January 1 thereafter during the Employment Period, Employee's Base Salary shall be reviewed by the Board and increased to an amount determined in good faith by the Board based upon a complete review of Employee's performance under this Employment Agreement during the prior year and the growth and profitability of the Company and Employee's contributions thereto, which review shall be communicated in writing to Employee. The employee will accept his current salary of $92,000 through June 30th 2003. All voluntarily deferred compensation by the employee from this or from the prior Employment Agreement shall be considered to be lost compensation and not recoverable by the Employee.

     6.02 Cash Bonus. At the discretion of the Board, the Company shall pay to Employee an annual cash bonus (the "Cash Bonus") in an amount determined in good faith by the Board based upon a complete review of Employee's performance under this Employment Agreement during the prior year and the growth and profitability of the Company and Employee's contribution thereto. Any Cash Bonus payable to Employee pursuant to this Section 6.02 shall be payable, if at all, on or before March 31, of each year during the Employment Period based upon Employees performance for the prior calendar year. Management will develop with Employee an annual plan for revenue maintenance and enhancement, together with performance goals. The Cash Bonus will be recommended by management to the Compensation Committee of the Board based on management's evaluation of Employee's performance relative to the annual goals.

     6.03 Other Benefits. The Company shall provide Employee with the other general benefits and considerations offered to all employees.

     6.04 Stock Option. The Company shall grant to Employee the sole and exclusive right and option to purchase Fifty Thousand (50,000) shares of the Common Stock, par value $.01 per share, of the Company (the "Company Common Stock") at a price per share equal to the closing sale price of the Company Common Stock on the execution date of agreement as reported on the OTCB or other trading media and upon the terms and subject to the conditions set forth in the form of Stock Option Agreement attached hereto as Exhibit 6.04 (the "Stock Option Agreement"), which the Company and Employee shall each execute and deliver to the other as of the Execution Date. This grant of right to purchase options in no way shall be deemed as compensation, bonus, reward for past performance. The employee remains entitled to rewards, bonuses, compensation offered to employees of the company as granted by the board and management for services prior to the execution of the agreement and for future awards granted to the employees of the company by the board of directors.

     6.05 Health Insurance Adjustment to Base Salary. The company will provide the employee with additional compensation equivalent to the benefit for health insurance paid for by the company for the employee if the employee no longer participates in the company health care plan. If the employee no longer participates in the company health insurance program the company will pay the equivalent benefit directly to the employee.

     6.06 Life Insurance Policy. The company will carry and pay the premiums for the Key Man Life Insurance Policy (North American Policy LB00145980 personal $1,000,000.) for the employee, which is currently carried as of 12/17/02. The policy will continue to be carried by the company for the duration of the agreement.

     6.07 Car Mileage. The company will reimburse employee for his car mileage incurred for business purposes or will provide the employee with an acceptable car and allowable expenses.

          Section 7. Adherence to Standards. Employee shall comply with the written policies, standards, rules and regulations of the Company from time to time established for all executive officers of the Company.

          Section 8. Review of Performance. The Chief Executive Officer in cooperation with the Board of Directors of the Company shall periodically review and evaluate the performance of Employee under this Employment Agreement with Employee.

          Section 9. Expenses. The Company shall reimburse Employee for all reasonable, ordinary and necessary expenses (including, but not limited to, automobile and other business travel and customer entertainment expenses) incurred by him in connection with his employment hereunder; provided, however, Employee shall render to the Company a complete and accurate accounting of all such expenses in accordance with the substantiation requirements of Section 274 of the Internal Revenue Code of 1986, as amended (the "Code"), as a condition precedent to such reimbursement or in accordance with company policy and acceptable practices.

          Section 10. Termination with Cause by the Company. This Employment Agreement may be terminated with Cause (as hereinafter defined) by the Company provided that the Company shall (i) give Employee the Notice of Termination and
(ii) pay Employee his annual base salary through the Termination Date at the rate in effect at the time the Notice of Termination is given plus any bonus or incentive compensation which have been earned or have become payable pursuant to the terms of any compensation or benefit plan as of the Termination Date, but which have not yet been paid.

          Section 11. Termination without Cause by the Company or for Good Reason by Employee. This Employment Agreement may be terminated by (i) the Company by reason of the death or Disability (as hereinafter defined) of Employee, (ii) the Company by giving Employee the Notice of Termination, (iii) Employee for Good Reason (as hereinafter defined) after giving the Company the Notice of Termination within fifteen (15) days prior to such termination and
(iv) Employee not for Good Reason after giving the Company the Notice of Termination within sixty (60) days prior to such termination. In the event of termination of this Employment Agreement under this Section 11, the Company shall pay Employee his Base Salary through the Termination Date at the rate in effect at the time of the Termination Date plus any bonus or incentive compensation which have been earned or have become payable pursuant to the terms of any compensation or benefit plan as of the Termination Date, but which have not yet been paid. In the event of termination of this Employment Agreement under this Section 11 by the Company by reason of the death or Disability of Employee or by Employee for Good Reason and such termination is on or prior to the Termination Date that would be in effect if such employment had not been terminated under this Section 11, the Company shall pay to Employee, in addition to the other benefits specifically provided for in this Section, his Base Salary for the one (1) year period beginning on the Termination Date; provided, however, that if such Termination under this Section 11 is by the Company (other than by reason of the death or Disability of Employee) prior to the Termination Date that would be in effect if such employment had not been terminated under this Section 11, the Company shall pay to Employee his Base Salary for the two
(2) year period beginning on the Termination Date. However, in no event shall the Company owe compensation beyond the natural expiration date of this Agreement other than the compensation called for in the agreement. This Section 11 shall not be interpreted so as to limit any benefits to which Employee, as a terminated employee of the Company, or his family may be entitled under the Company's life insurance, medical, hospitalization or disability plans following the Termination Date or under applicable law.

          Section 12. Definitions. In addition to the words and terms elsewhere defined in this Employment Agreement, certain capitalized words and terms used in this Employment Agreement shall have the meanings given to them by the definitions and descriptions in this Section 14 unless the context or use indicates another or different meaning or intent, and such definition shall be equally applicable to both the singular and plural forms of any of the capitalized words and terms herein defined. The following words and terms are defined terms under this Employment Agreement:

          12.01 "Disability" shall mean a physical or mental illness which, in the judgment of the Company after consultation with the licensed physician attending Employee, impairs Employee's ability to substantially perform his duties under this Employment Agreement as an employee and as a result of which he shall have been absent from his duties with the Company on a full-time basis for three (3) consecutive months.

          12.02 A termination with "Cause" shall mean a termination of this Employment Agreement by reason of (a) a good faith determination by the CEO and Board that Employee (i) failed to substantially perform his duties with the Company (other than a failure resulting from his incapacity due to physical or mental illness) after a written demand for substantial performance has been delivered to him by the Board, which demand specifically identifies the manner in which the Board believes he has not substantially performed his duties and Employee has failed to substantially perform as requested within a reasonable time, (ii) has engaged in conduct which was intended to be materially adverse to the company, , (iii) is found guilty of fraud, dishonesty or other acts of gross misconduct or misfeasance in the performance of his duties under this Employment Agreement by a court of competent jurisdiction whose decision is final and non-appealable, (iv) is found to be under the influence of illegal drugs or other similar substance while performing his duties under this Employment Agreement or (v) is convicted of a felony, or (b) the Company makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, is involuntarily adjudicated to bankrupt, is liquidated or dissolved or sells substantially all of its assets. No act, or failure to act, on Employee's part shall be grounds for termination with Cause unless he has acted or failed to act with an absence of good faith or without a reasonable belief that his action or failure to act was in or at least not opposed to the best interests of the Company. Notwithstanding the foregoing, Employee shall not be deemed to have been terminated with Cause unless there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board (exclusive of Employee) at a meeting of the Board called and held for the purpose of terminating Employee (after reasonable notice to Employee and opportunity for him, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Employee failed to perform his duties or engaged in conduct in the manner or of the type set forth above in the first sentence of this Section
     14.02  and  specifying  the  particulars  thereof  in  detail.

          12.03 "Good Reason" shall mean the occurrence of any of the following events without Employee's prior express written consent: (i) any material change in Employee's status, title, authorities or responsibilities (including reporting responsibilities) under this Employment Agreement which represents a demotion from such status, title, position or responsibilities (including reporting responsibilities); the assignment to him of any duties or work responsibilities which are materially inconsistent with his status, title, position or work responsibilities set forth in this Employment Agreement or which are materially inconsistent with the status, title, position or work responsibilities of a President or Chief Operating Officer of a publicly traded corporation; or any removal of Employee from, or failure to appoint, elect, reappoint or reelect Employee to, any of such positions, except in connection with the termination of his employment with Cause, or as a result of his death or Disability; provided, however, that no change in title, authorities or responsibilities customarily attributable solely to the Company ceasing to be a publicly traded corporation shall constitute Good Reason hereunder; (ii) the failure by the Company to continue in effect any incentive, bonus or other compensation plan in which Employee participates, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the failure to continue such plan, or the failure by the Company to continue Employee's participation therein, or any action by the Company which would directly or indirectly materially reduce his participation therein or reward opportunities thereunder; provided, however, that Employee continues to meet all eligibility requirements thereof; (iii) the failure by the Company to continue in effect any employee benefit plan (including any medical, hospitalization, life insurance or disability benefit plan in which Employee participates), or any material fringe benefit or prerequisite enjoyed by him unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the failure to continue such plan, or the failure by the Company to continue Employee's participation therein, or any action by the Company which would directly or indirectly materially reduce his participation therein or reward opportunities thereunder, or the failure by the Company to provide him with the benefits to which he is entitled under this Employment Agreement; provided, however, that Employee continues to meet all eligibility requirements thereof; (iv) any other material breach by the Company of any provision of this Employment
     Agreement; (v) the failure of the Company to obtain a satisfactory agreement from any successor or assign of the Company to assume and agree to perform this Employment Agreement, as contemplated in Section 25 hereof;
     (vi) any purported termination of Employee's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of this Employment Agreement; and for purposes of this Employment Agreement, no such purported termination shall be effective.

          12.04 Notice of Termination. "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Employment Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Employee's employment under the provision so indicated; provided, however, no such purported termination shall be effective without such Notice of Termination; provided further, however, any purported termination by the Company or by Employee shall be communicated by a Notice of Termination to the other party hereto in accordance with Section 4 of this Employment Agreement.

          Section 13. Fees and Expenses. The Company shall pay any fees required by the employee to seek legal counsel regarding a contest or dispute over the employees termination of employment up to $10,000.00. The Company shall further pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by Employee as a result of a contest or dispute over Employee's termination of employment if such contest or dispute is resolved in Employee's favor.

          Section 14. Notices. For the purposes of this Employment Agreement, notices and all other communications provided for in the Employment Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, or by expedited (overnight) courier with established national reputation, shipping prepaid or billed to sender, in either case addressed to the respective addresses last given by each party to the other (provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company) or to such other address as either party may have furnished to the other in writing in accordance herewith. All notices and communication shall be deemed to have been received on the date of delivery thereof, on the third business day after the mailing thereof, or on the second day after deposit thereof with an expedited courier service, except that notice of change of address shall be effective only upon receipt.

          Section 15. Life Insurance. Other than benefits which are already provided for under the agreement, The Company may, at any time after the execution of this Employment Agreement, apply for and procure as owner and for its own benefit, life insurance on Employee, in such amounts and in such form or forms as the Company may determine. Employee shall, at the request of the Company, submit to such medical examinations, supply such information, and execute such documents as may be required by the insurance company or companies to whom the Company has applied for such insurance. Employee hereby represents that to his knowledge he is in excellent physical and mental condition and is not under the influence of alcohol, drugs or similar substance. Additionally the company will provide for benefits as called for in the agreement.

          Section 16. Proprietary Information and Inventions. Employee understands and acknowledges that:

          16.01 Trust. Employee's employment creates a relationship of confidence and trust between Employee and the Company with respect to certain information applicable to the business of the Company and its subsidiaries and affiliates (collectively, the "Group") or applicable to the business of any licensee, vendor or customer of any of the Group, which may be made known to Employee by the Group or by any licensee, vendor or customer of any of the Group or learned by Employee during the Employment Period.

          16.02 Proprietary Information. The Group possesses and will continue to possess information that has been created, discovered, or developed by, or otherwise become known to, the Group (including, without limitation, information created, discovered, developed or made known to by Employee during the period of or arising out of his employment by the Company) or in which property rights have been or may be assigned or otherwise conveyed to the Group, which information has commercial value in the business in which the Group is engaged and is treated by the Group as confidential. Except as otherwise herein provided, all such information is hereinafter called "Proprietary Information", which term, as used herein, shall also include, but shall not be limited to, data, functional specifications, computer programs, know-how, research, patents, inventions, discoveries, processes, procedures, formulae, technology, improvements, developments, designs, marketing plans, strategies, forecasts, new products, unpublished financial statements, budgets, projections, licenses, prices, costs, and customer, supplier and potential acquisition candidates lists. Notwithstanding anything contained in this Employment Agreement to the contrary, the term "Proprietary Information" shall not include (i) information which is in the public domain, (ii) information which is published or otherwise becomes part of the public domain through no fault of Employee, (iii) information which Employee can demonstrate was in Employee's possession at the time of disclosure and was not acquired by Employee directly or indirectly from any of the Group on a confidential basis, (iv) information which becomes available to Employee on a non-confidential basis from a source other than any of the Group and which source, to the best of Employee's knowledge, did not acquire the information on a confidential basis or (v) information required to be disclosed by any federal or state law, rule or regulation or by any applicable judgment, order or decree or any court or governmental body or agency having jurisdiction in the premises. All Proprietary Information shall be the sole property of the Group and their respective assigns. Employee assigns to the Company any rights Employee may have or acquire in such Proprietary Information. At all times, both during Employee's employment by the Company and after its termination, Employee shall keep in strictest confidence and trust all Proprietary Information, and Employee shall not use or disclose any Proprietary Information without the written consent of the Group, except as may be necessary in the ordinary course of performing Employee's duties as an employee of the Company.

          Section 17. Inventions. Any and all inventions, conceptions, processes, discoveries, improvements, patent rights, letter patents, programs, copyrights, trademarks, trade names and applications therefor, in the United States and other countries, whether patentable or not, and any and all rights and interest in, to and under the same, that are conceived, made, acquired, or possessed by Employee, alone or with other employees, during the term of this Employment Agreement, or within two (2) years thereafter shall become the exclusive property of the Company and shall at all times and for all purposes be regarded as acquired and held by Employee in a fiduciary capacity for the sole benefit of the Company, and the Employee hereby assigns and agrees to assign the same to the Company without further compensation. Employee agrees that, upon request, he will promptly make all disclosures, execute all applications, assignments or other instruments and perform all acts whatsoever necessary or desired by the Company to vest and confirm in it, its successors, assigns and nominees, fully and completely, all rights and interests created or contemplated by this Section.

          Section 18. Surrender of Documents. Employee shall, at the request of the Company, promptly surrender to the Company or its nominee any Proprietary Information or document, memorandum, record, letter or other paper in his possession or under his control relating to the operation, business or affairs of the Group.

          Section 19. Prior Employment Agreements. Employee represents and warrants that Employee's performance of all the terms of this Employment Agreement and as an employee of the Company does not, and will not, breach any agreement to keep in confidence proprietary information acquired by Employee in confidence or in trust prior to Employee's employment by the Company. Employee has not entered into, and shall not enter into, any agreement, either written or oral, which is in conflict with this Employment Agreement or which would be violated by Employee entering into, or carrying out his obligations under, this Employment Agreement. This Agreement substitutes for all prior Employment Agreements and the Employee, and this Agreement represents in entirety the obligations of the Company to the Employee.

          Section 20. Restrictive Covenant. Employee acknowledges and recognizes Employee's possession of Proprietary Information and the highly competitive nature of the business of the Group and, accordingly, agrees that in consideration of the covenants and conditions contained herein Employee shall not, during the Employment Period, (i) directly or indirectly engage in any Business Activities in the world that relate to the treatment of biosolids, whether such engagement shall be as an employer, officer, director, owner, employee, consultant, stockholder, partner or other participant in any Business Activities (other than as a director, officer or employee of the Company), (ii) assist others in engaging in any Business Activities in the manner described in the foregoing clause (i), or (iii) induce employees of the Company to terminate their employment with the Company or engage in any Business Activities in the world; provided, however, that the ownership of the outstanding capital stock of a corporation whose shares are traded on a national securities exchange or on the over-the-counter market shall not be deemed engaging in any Business Activities.

          Section 21. Remedies. Employee acknowledges and agrees that the Company's remedy at law for a breach or a threatened breach of the provisions herein would be inadequate, and in recognition of this fact, in the event of a breach or threatened breach by Employee of any of the provisions of this Employment Agreement, it is agreed that the Company shall be entitled to, equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available, without posting bond or other security. Employee acknowledges that the granting of a temporary injunction, a temporary restraining order or other permanent injunction merely prohibiting Employee from engaging in any Business Activities would not be an adequate remedy upon breach or threatened breach of this Employment Agreement, and consequently agrees upon any such breach or threatened breach to the granting of injunctive relief prohibiting Employee from engaging in any activities prohibited by this Employment Agreement. No remedy herein conferred is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder now or hereinafter existing at law or in equity or by statute or otherwise.

          Section 22. Non- Compete. Employee acknowledges and recognizes Employee's possession of Proprietary Information and the highly competitive nature of the business of the Group and, accordingly, agrees that in consideration of the premises contained herein Employee will not, during the period of Employee's employment by the Company and for a period of one (1) year following the termination hereof, (i) directly of indirectly engage in any activities which infringe upon the proprietary properties of the Company or its affiliates or subsidiaries as that business is conducted prior to or at the time of the termination hereof, in the United States, whether such engagement shall be as an employer, officer, director, owner, employee, consultant, stockholder, partner or other participant, (ii) assist others in engaging in any such competition in the manner described in the foregoing clause (i), or (iii) induce employees of the Company or its affiliates or subsidiaries to terminate their employment with the Company or its affiliates or subsidiaries or engage in any such competition in the United States; provided, however, that the ownership of the outstanding capital stock of the Company or any other corporation whose shares are traded on a national securities exchange or on the over-the-counter market shall not be deemed engaging in any such competition. The employee will not be held to any of the provisions of this section 22 if the Employee's employment is terminated by the Company without cause or by the employer for good reason.
          Section 23. Successive Employment Notice. Within five (5) business days after the Termination Date, Employee shall provide notice to the Company of Employee's next intended employment. If such employment is not known by Employee at such date, Employee shall notify the Company immediately upon determination of such information. Employee shall continue to provide the Company with notice of Employee's place and nature of employment and any change in place or nature of employment during the period ending one (1) year after the Termination Date. Failure of Employee to provide the Company with such information in an accurate and timely fashion shall be deemed to be a breach of this Employment Agreement and shall entitle the Company to all remedies provided for in this Employment Agreement as a result of such breach.

          Section 24. Successors. This Employment Agreement shall be binding on the Company and any successor to any of its businesses or assets. Without limiting the effect of the prior sentence, the Company shall use its best efforts to require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Employment Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. As used in this Employment Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which assumes and agrees to perform this Employment Agreement or which is otherwise obligated under this Agreement by the first sentence of this Section 25, by operation of law or otherwise.
          Section 25. Binding Effect. This Employment Agreement shall inure to the benefit of and be enforceable by Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Employee should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Employment Agreement to Employee's estate.

          Section 26. Modification and Waiver. No provision of this Employment Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Employee and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Employment Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

          Section 27. Headings. Headings used in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

          Section 28. Waiver of Breach. The waiver of either the Company or Employee of a breach of any provision of this Employment Agreement shall not operate or be construed as a waiver of any subsequent breach by either the Company or Employee.

          Section 29. Amendments. No amendments or variations of the terms and conditions of this Employment Agreement shall be valid unless the same is in writing and signed by all of the parties hereto.

          Section 30. Severability. The invalidity or unenforceability of any provision of this Employment Agreement, whether in whole or in part, shall not in any way affect the validity and/or enforceability of any other provision herein contained. Any invalid or unenforceable provision shall be deemed severable to the extent of any such invalidity or unenforceability. It is expressly understood and agreed that while the Company and Employee consider the restrictions contained in this Employment Agreement reasonable for the purpose of preserving for the Company the good will, other proprietary rights and intangible business value of the Company if a final judicial determination is made by a court having jurisdiction that the time or territory or any other restriction contained in this Employment Agreement is an unreasonable or otherwise unenforceable restriction against Employee, the provisions of such clause shall not be rendered void but shall be deemed amended to apply as to maximum time and territory and to such other extent as such court may judicially determine or indicate to be reasonable.

          Section 31. Governing Law. This Employment Agreement shall be construed and enforced pursuant to the laws of the State of Ohio.

          Section 32. Arbitration. Any controversy or claim arising out of or relating to this Employment Agreement or any transactions provided for herein, or the breach thereof, other than a claim for injunctive relief shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "Rules") in effect at the time demand for arbitration is made by any party. The evidentiary and procedural rules in such proceedings shall be kept to the minimum level of formality that is consistent with the Rules. One arbitrator shall be named by the Company, a second shall be named by Employee and the third arbitrator shall be named by the two arbitrators so chosen. In the event that the third arbitrator is not agreed upon, he or she shall be named by the American Arbitration Association. Arbitration shall occur in Toledo, Ohio or such other location agreed to by the Company and Employee. The award made by all or a majority of the panel of arbitrators shall be final and binding, and judgment may be entered in any court of law having competent jurisdiction. The award is subject to confirmation, modification, correction, or vacation only as explicitly provided in Title 9 of the United States Code. The prevailing party shall be entitled to an award of pre- and post-award interest. All legal fees' incurred by any party to the arbitration, in connection with the arbitration and any judicial proceedings related thereto shall be paid by such party. The fees of the arbitrators shall be split between Employee and the Company.

          Section 33. Counterparts. This Employment Agreement may be executed in more than one (1) counterpart and each counterpart shall be considered an original.

          Section 34. Exhibits. The Exhibits attached hereto are incorporated herein by reference and are an integral part of this Employment Agreement.

          Section 35. Sections. Unless the context requires a different meaning, all references to "Sections" in this Agreement shall mean the Section of this Agreement.

          Section 36. Publicity. Press releases and other publicity materials relating to the transactions contemplated by this Employment Agreement shall be released by the parties hereto only after review and with the consent of the other party; provided, however, that if legal counsel for the Company advises the Company that disclosure of this Employment Agreement is required under applicable federal or state securities laws, then the Company shall be permitted to make such disclosure in the form recommended by such legal counsel without the prior consent of Employee.

IN WITNESS WHEREOF, this Employment Agreement has been duly executed by the Company and Employee in four (4) counterparts as of the date first above written.

                         N-VIRO  INTERNATIONAL  CORPORATION

                              By     /s/  Terry  Logan
                                     -----------------
                                     Terry  Logan
                              Its    Chief  Executive  Officer
                                   ---------------------------



                                By   /s/  Michael  G.  Nicholson
                                     ---------------------------
                                     Michael  G.  Nicholson

                                     ------

                                    Benefits
                                    --------

1. Four weeks paid Vacation. Vacation incurred between the Christmas and New Years Day is not charged as vacation
2.     Vacation  days not taken will be accrued for the benefit of the Employee.

3. Employee will be furnished Personal Computer. The Employee upon termination of agreement will retain his computer and all associated components. Employee will return all information to the Company that is considered Proprietary.









                      EXHIBIT 6.04 TO EMPLOYMENT AGREEMENT
                    ---------------------------------------

                             STOCK OPTION AGREEMENT
                             ----------------------




Pursuant to the N-Viro International Amended and Restated Stock Option Plan, Mr. Michael Nicholson is hereby granted 50,000 options to purchase N-Viro International Corporation Common Stock, at a price determined by the OTC on the day of the execution of the agreement.


          IN WITNESS WHEREOF the parties have set their hands as of the date first above written.


                         N-VIRO  INTERNATIONAL  CORPORATION


                              By     /s/   Terry  Logan
                                     ------------------
                                     Terry  Logan
                              Its   /s/ Chief  Executive  Officer
                                      --------------------------------

                              By     /s/  Michael  G.  Nicholson
                                     ---------------------------
                                   Michael  G  Nicholson